1 Bear Stearns Global Credit Conference May 17, 2006 Katharine W. Kenny Vice President, Investor Relations Eric B. Tolbert Vice President & Chief Financial Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS: Certain statements in this presentation are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. Due to known and unknown risks, the
Company’s actual results may differ materially from its expectations or projections. Factors potentially contributing to such differences are described in further detail at the conclusion of this presentation and in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Safe Harbor Statement

3 Coal is the Fuel of Choice

World Coal Demand Accelerating
SOURCE:  BP Statistical Review of World Energy 2005
World Energy Demand Growth from 2001 to 2004
25%
9%
6%
4%
0% 5% 10% 15% 20% 25% 30%
Coal
Natural Gas
Oil
Nuclear
Growth in Btu Consumption

World Energy Demand
SOURCE:  U.S. Energy Information Administration
Rest of World
China
U.S.
%
Change
2020E 1990
+59% 375 237
+262% 98 27
+48% 125 85
Annual Energy Consumption (Quadrillion Btu)
The modernization of the world’s most populous
country imposes huge burdens on an increasingly tight
global energy supply

U.S. Energy Demand
The U.S. is increasingly competing for expensive and
uncertain foreign supplies to power our cars, homes
and factories
Transportation Residential* Industrial*
* Electricity consumption allocated to primary fuels based on U.S. utility average consumption
SOURCE:  U.S. Energy Information Administration, 2004 data
Oil
97%
Other
3%
Oil
9%
Gas
33%
Coal
36%
Other
22%
Other
15%
Coal
24%
Gas
31%
Oil
30%

U.S. Coal - The Underutilized Energy Supply
SOURCE:  BP Statistical Review of World Energy 2005
(2004 reserves and production)
11 years
10 years
245 years
0
50
100
150
200
250
U.S. China World
Oil Gas Coal

U.S. Growth in Coal Demand
SOURCE: CSFB
• High prices of alternative energy sources
• 91 gigawatts of new coal-fired power plants in the U.S.
have been proposed or are under development
» If only 50% actually are built, they would require
approximately 135 million additional tons of coal annually

Technology Driving Demand –
Gasification/Liquefaction
• Coal gasification
enables economic and
environmentally responsible coal power generation
» Competitive with natural gas at $4.40/mmBtu
» Natural Gas prices averaged $7.89/mmBtu in 2005
• Coal liquefaction provides a near-term solution to oil
crisis
» Competitive with conventional diesel at oil prices above
$35/barrel using existing technology
SOURCE: Lehman, Rentech, Inc., U.S. Energy Information Administration

10 Delivering Shareholder Value in Central Appalachia

11 Massey Production Growth Massey has delivered long-term growth, via organic expansion and opportunistic acquisitions (million tons) 0 10 20 30 40 50 1990 1992 1994 1996 1998 2000 2002 2004 2006E

Other Central Appalachian Production Declines
SOURCE: Energy Ventures Analysis, Inc.
Central Appalachia competitors have had difficulty
maintaining margins and growth
(million tons)
150
175
200
225
250
275
300
1990 1992 1994 1996 1998 2000 2002 2004 2006E

Leading Regional Reserve Position
* 2005 Company reserves as % of estimated total 30 year forward regional production
SOURCE: Energy Ventures Analysis, Inc., Company reports
Reserve share in Primary Region*
62%
40%
12%
11%
18%
0%
10%
20%
30%
40%
50%
60%
70%
CONSOL Massey Peabody Magnum Arch
Primary Region             NAPP                 CAPP                 PRB                    CAPP                    PRB

Geographically Advantaged
• In 2005, Massey’s steam
coal customers were
focused in the
Southeastern and Mid-
Atlantic states
• Central Appalachia enjoys
tremendous transportation
advantages in these
markets, especially versus
PRB low sulfur coals

Powder River Basin Challenges
• Greater exposure to rising freight rates and delivery
interruptions
• Rail infrastructure capacity out of basin is constrained
• Rail system interchange bottlenecks
• Most advantaged markets have already switched
• Utility switching costs to reconfigure boilers is high
• Higher inventory requirements and shipment time delays

Challenges Facing Imports
SOURCE: Energy Ventures Analysis, Inc.
• Port infrastructure constrained
• Source risk – not dependable for long-term secure
supplies
• Weaker US dollar increases cost
• Imports remain a small fraction of overall U.S. coal
consumption (2.7% in 2005)

Growing Revenue per Ton
2001 – 2006E Revenue per ton
$36.02
$30.79
$31.30
$27.51
$42.02
$50.00
$55.50
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
2001* 2002 2003 2004 2005 2006E
Estimated Market Value
Revenue / Produced Ton
* 2001 is for fiscal year ended October 31, 2001

Proven Ability to Maintain Margin
SOURCE: Company reports
30.85
31.44
33.74
36.52
36.33
37.57
42.07
41.88
41.75
42.39
46.90
30.14
30.74
40.69
37.20
33.95
34.73
31.76
30.99
30.20
29.14
28.66
28.56
26.97
28.66
36.90
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
Q1
2003
Q2
2003
Q3
2003
Q4
2003
Q1
2004
Q2
2004
Q3
2004
Q4
2004
Q1
2005
Q2
2005
Q3
2005
Q4
2005
Q1
2006
Produced Coal Revenue/Ton Average Cash Cost/Ton

19 Grow Surface Mine Capacity 19% 35% 49% 41% 0% 10% 20% 30% 40% 50% 60% 1996 2003 2004 2005 Surface Tons as % of Total Production

20 Massey Energy: Strengths and Challenges

Capital Discipline
•
Opportunistic Central Appalachia consolidator
» Focus on asset purchases with minimal legacy liabilities
» Synergistic targets with clear strategic value
•
Up to $270 million in capital investments projected for 2006
•
Capital restructuring in late 2005
» Reduced fully diluted share count by 7.5%
» Balanced a cash tender with an equity tender for two series of convertible debt
» Extended maturity profile
•
Measured share buyback program
» To be funded out of excess free cash flow and cash on hand

Low Legacy Liabilities
2005 Legacy Liabilities as a Percentage of Net Worth*
* Net worth defined as shareholders equity less intangibles
SOURCE:  Company reports
326
226
97
60
46
29
28
155
0
50
100
150
200
250
300
350
CONSOL Foundation James
River
Peabody Alpha Massey ICG Arch

Labor Challenge
• Generation of miners lost during 1980s and
1990s
• Experienced labor key to past productivity
• Skilled labor critical to underground mining
productivity
• Strong demand in current coal marketplace
results in fierce competition for labor

Wage and Benefit Enhancements
• Measured wage increases
• Increased productivity and retention bonuses
• Enhanced medical program benefits
• Supplemental benefit programs to encourage
longevity, such as auto and homeowners
insurance
• New medical facility established in 2005

25 Comprehensive Training and Orientation • Extensive training and member development • Orientation and safety programs • Mentor program

Massey – Creating Long-term Value
• Foremost producer in Central Appalachia with
increasing market share
• Leading Central Appalachian reserve base enables long-
term organic growth
• Capital discipline to optimize leverage and liquidity
requirements
• Safety, community and environmental stewardship
programs that improve ‘Our Total Environment’

27 Financial Statistics

Recent Results
$130
$42.07
11.3
10.6
$448
1
st
Qtr. 2005
$81 $426 * EBITDA
$46.90 $42.02 Average per ton
realization
10.5 43.1 Tons produced
10.1 42.3 Produced tons
sold
$476 $1,778 Produced coal
revenue
1
st
Qtr. 2006
Full Year
2005
*Excluding charges of $212 related to the Company’s debt repurchase and exchange offers
(in millions, except per ton amounts)

Outstanding Debt Securities
As of March 31, 2006
B1/BB- $ 760.0 6.785% senior notes due 2013
0.8
9.6
335.0
B2/B 4.75% convertible senior notes due 2023
B1/BB- 2.25% convertible senior notes due 2024
B1/BB- 6.625% senior notes due 2010
In millions
Ratings

Capitalization
($ in millions - except %)
48.0% 48.9% Total net debt-to-book capitalization ratio
59.8% 59.6% Total debt-to-book capitalization ratio
$     688.9 $    721.8 Total net debt
105.0 105.0 Less: Restricted cash
319.4 282.0 Less: Cash
$  1,860.5 $  1,861.8 Total capitalization
747.2 753.0 Shareholder’s equity
$ 1,113.3 $  1,108.8 Total debt
Pro forma
12/31/05* 3/31/06
*Presentation of December 31, 2005 amounts pro forma for the reduction to shareholders’ equity on January 1, 2006, for the cumulative effect of an accounting change required by EITF 04-6 in the after-tax amount of $93.8 million

Disclaimer
FORWARD-LOOKING STATEMENTS: Certain statements in this presentation are forward-looking as defined by the Private Securities Litigation Reform
Act of 1995.  Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the Company’s control. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections. Factors potentially contributing to such differences include, among others: market demand for coal, electricity and steel which could adversely affect the Company’s operating results and cash flows; future economic or capital market conditions; deregulation of the electric utility industry; competition in coal markets; inherent risks of coal mining beyond the Company’s control, including weather and geologic conditions; the
Company’s ability to expand mining capacity; the Company’s production capabilities; the Company’s plan and objectives for future operations and expansion or consolidation; failure to receive anticipated new contracts; customer cancellations of, or breaches to, existing contracts; customer delays or defaults in making payments; the Company’s ability to manage production costs; the Company’s ability to timely obtain necessary supplies and equipment;
the Company’s ability to attract, train and retain a skilled workforce; fluctuations in the demand for, price and availability of, coal due to labor and transportation costs and disruptions, governmental policies and regulatory actions, legal and administrative proceedings, settlements, investigations and claims, foreign currency changes and other factors; and greater than expected environmental and safety regulation, costs and liabilities. The forward-
looking statements are also based on various operating assumptions regarding, among other things, overhead costs and employment levels that may not be realized. While most risks affect only future costs or revenues anticipated by the Company, some risks might relate to accruals that have already been reflected in earnings. The Company’s failure to receive payments of accrued amounts could result in a charge against future earnings. Information concerning those factors is available in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
NON-GAAP INFORMATION: Included in this presentation are EBITDA results, which is defined as income before interest and taxes, depreciation, depletion and amortization. Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles, management believes that it is useful to an investor in evaluating the Company because it is widely used in the coal industry as a measure to evaluate a company’s operating performance before debt expense and as a measure of its cash flow. EBITDA does not purport to represent operating income, net income or cash generated by operating activities and should not be considered in isolation or as a substitute for measures of performance in accordance with generally accepted accounting principles. In addition, because EBITDA is not calculated identically by all companies, the presentation here may not be comparable to other similarly titled measures of other companies. Reconciliations of adjusted EBITDA can be found in the Company’s earnings press release for the relevant periods.

32 with Energy Doing the Right Thing...